UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report: January 17, 2014

TIFFANY & CO.
(Exact name of Registrant as specified in its charter)

Delaware	1-9494	13-3228013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Fifth Avenue, New York, New York		10010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On January 14, 2014, Registrant entered into (collectively, the “Amendments”) (a) Amendments to (i) the Note Purchase Agreement, dated as of February 12, 2009, by and among Registrant, and Berkshire Hathaway Assurance Corporation, General Re Life Corporation, and Berkshire Hathaway Life Insurance Company of Nebraska; (ii) the Amended and Restated Note Purchase Agreement, dated as of July 25, 2012, by and among Registrant, and Prudential Investment Management, Inc., The Prudential Insurance Company of America, Forethought Life Insurance Company, Pruco Life Insurance Company of New Jersey, Pruco Life Insurance Company, The Lincoln National Life Insurance Company, Farmers New World Life Insurance Company, MTL Insurance Company, Globe Life and Accident Insurance Company, and Liberty National Life Insurance Company; (iii) the Amended and Restated Note Purchase Agreement, dated as of July 25, 2012, by and among Registrant, and Metropolitan Life Insurance Company, General American Life Insurance Company, MetLife Reinsurance Company of Vermont, MetLife Alico Life Insurance K.K., and Union Fidelity Life Insurance Company; and (iv) the Note Purchase Agreement, dated as of September 1, 2010, by and among Registrant, and Metropolitan Life Insurance Company, MetLife Insurance Company of Connecticut, and New England Life Insurance Company (items (i) - (iv), collectively, the “NPAs”), and (b) Amendments No. 3 to each of the three year credit agreement and the five year credit agreement (collectively, the “Credit Agreements”), each dated as of December 21, 2011, by and among Registrant, Tiffany and Company, Tiffany & Co. International, Tiffany & Co. Japan Inc. and each other Subsidiary of Registrant that is a Borrower and a signatory thereto, and The Bank of New York Mellon, as Administrative Agent, ABN AMRO Bank N.V. and Standard Chartered Bank, as Co-Syndication Agents, and JPMorgan Chase Bank, N.A. and Mizuho Corporate Bank (USA), as Co-Documentation Agents. The Amendments became effective on January 14, 2014.

The Amendments to the Credit Agreements amended certain financial definitions, with the effect of excluding the impact of the award issued in the confidential arbitration between The Swatch Group Ltd. (“Swatch”) and its affiliate and certain of Registrant’s affiliates (the “Arbitration Award”) from the calculation of the Leverage Ratio and Fixed Charge Coverage Ratio (the “Covenant Amendments”) and further providing that only half of such amount would be included in the ratio used to determine the interest rate for borrowings and for the facility fee. The Amendments to the NPAs also effected the Covenant Amendments and additionally amended the event of default provisions therein to extend the time in which a judgment may be bonded, discharged or stayed pending appeal before an event of default would arise. Each Amendment also waived certain defaults and events of default, which arose, respectively, as a result of the issuance of the Arbitration Award and certain subsequent borrowings (in an aggregate amount equal to USD $15.5 million) that were made pursuant to irrevocable notices of borrowing submitted prior to the Arbitration Award. The Amendments require Registrant to obtain additional amendments and waivers with respect to certain other debt agreements within 30 days.

The Amendments to the NPAs are filed as Exhibits 10.157, 10.159, 10.161, and 10.163 to this Current Report on Form 8-K. The Amendments to the Credit Agreements are filed as Exhibits 10.4d and 10.16d to this Current Report on Form 8-K. The description of the material terms of each Amendment is qualified in its entirety by reference to the related exhibit.

On January 17, 2014, Registrant notified Swatch that it would pay the amounts set forth in the Arbitration Award, as disclosed in Registrant’s Form 8-K filed on December 23, 2013, by the end of the day on January 24, 2014 (provided that complete wire instructions were timely provided). Registrant intends to pay these amounts from cash on hand and to draw upon borrowing capacity under the Credit Agreements for operational liquidity needs as they arise.

Item 9.01    Financial Statements and Exhibits

(d)        Exhibits

10.4d
Amendment No. 3 dated as of January 14, 2014, to the Three Year Credit Agreement, by and among the Registrant, Tiffany and Company, Tiffany & Co. International, Tiffany & Co. Japan Inc., the other Borrowers party thereto, the Lenders party thereto, and The Bank of New York Mellon, as Administrative Agent.

10.16d
Amendment No. 3 dated as of January 14, 2014, to the Five Year Credit Agreement, by and among the Registrant, Tiffany and Company, Tiffany & Co. International, Tiffany & Co. Japan Inc., the other Borrowers party thereto, the Lenders party thereto, and The Bank of New York Mellon, as Administrative Agent.

10.157
Amendment dated as of January 14, 2014 to the Amended and Restated Note Purchase Agreement, dated as of July 25, 2012, by and among Registrant, and Prudential Investment Management, Inc., The Prudential Insurance Company of America, Forethought Life Insurance Company, Pruco Life Insurance Company of New Jersey, Pruco Life Insurance Company, The Lincoln National Life Insurance Company, Farmers New World Life Insurance Company, MTL Insurance Company, Globe Life and Accident Insurance Company, and Liberty National Life Insurance Company.

10.159
Amendment dated as of January 14, 2014 to the Note Purchase Agreement, dated as of February 12, 2009, by and among Registrant, and Berkshire Hathaway Assurance Corporation, General Re Life Corporation, and Berkshire Hathaway Life Insurance Company of Nebraska.

10.161
Amendment dated as of January 14, 2014 to the Amended and Restated Note Purchase Agreement, dated as of July 25, 2012, by and among Registrant, and Metropolitan Life Insurance Company, General American Life Insurance Company, MetLife Reinsurance Company of Vermont, MetLife Alico Life Insurance K.K., and Union Fidelity Life Insurance Company.

10.163
Amendment dated as of January 14, 2014 to the Note Purchase Agreement, dated as of September 1, 2010, by and among Registrant, and Metropolitan Life Insurance Company, MetLife Insurance Company of Connecticut, and New England Life Insurance Company.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.
(Registrant)

By: /s/ Patrick B. Dorsey
Patrick B. Dorsey
Senior Vice President, Secretary
and General Counsel
Date: January 17, 2014

EXHIBIT INDEX

Exhibit No.	Description

10.4d
Amendment No. 3 dated as of January 14, 2014, to the Three Year Credit Agreement, by and among the Registrant, Tiffany and Company, Tiffany & Co. International, Tiffany & Co. Japan Inc., the other Borrowers party thereto, the Lenders party thereto, and The Bank of New York Mellon, as Administrative Agent.

10.16d
Amendment No. 3 dated as of January 14, 2014, to the Five Year Credit Agreement, by and among the Registrant, Tiffany and Company, Tiffany & Co. International, Tiffany & Co. Japan Inc., the other Borrowers party thereto, the Lenders party thereto, and The Bank of New York Mellon, as Administrative Agent.

10.157
Amendment dated as of January 14, 2014 to the Amended and Restated Note Purchase Agreement, dated as of July 25, 2012, by and among Registrant, and Prudential Investment Management, Inc., The Prudential Insurance Company of America, Forethought Life Insurance Company, Pruco Life Insurance Company of New Jersey, Pruco Life Insurance Company, The Lincoln National Life Insurance Company, Farmers New World Life Insurance Company, MTL Insurance Company, Globe Life and Accident Insurance Company, and Liberty National Life Insurance Company.

10.159
Amendment dated as of January 14, 2014 to the Note Purchase Agreement, dated as of February 12, 2009, by and among Registrant, and Berkshire Hathaway Assurance Corporation, General Re Life Corporation, and Berkshire Hathaway Life Insurance Company of Nebraska.

10.161
Amendment dated as of January 14, 2014 to the Amended and Restated Note Purchase Agreement, dated as of July 25, 2012, by and among Registrant, and Metropolitan Life Insurance Company, General American Life Insurance Company, MetLife Reinsurance Company of Vermont, MetLife Alico Life Insurance K.K., and Union Fidelity Life Insurance Company.

10.163
Amendment dated as of January 14, 2014 to the Note Purchase Agreement, dated as of September 1, 2010, by and among Registrant, and Metropolitan Life Insurance Company, MetLife Insurance Company of Connecticut, and New England Life Insurance Company.

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